UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


                                      FORM 8-K


                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                       OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):       December 22, 2009
                                                      ____________________

Exact Name of Registrant as
  Specified in Its Charter:                  CALAMP CORP.
                                ___________________________________


          DELAWARE                        0-12182              95-3647070
 _____________________________          ____________         _____________
State or Other Jurisdiction of          Commission          I.R.S. Employer
Incorporation or Organization          File Number        Identification No.



Address of Principal Executive Offices:     1401 N. Rice Avenue
                                            Oxnard, CA 93030
                                           _________________________

Registrant's Telephone Number, Including
 Area Code:                                    (805) 987-9000
                                             _________________________

Former Name or Former Address,
 if Changed Since Last Report:                       Not applicable
                                             _____________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.     Regulation FD Disclosure

     On December 22, 2009, CalAmp Corp. (the "Company") paid in full the $13.95 million outstanding principal balance of its credit facility with Bank of Montreal and two other banks, which had a maturity date of December 31, 2009. The funds for this payoff were provided by a drawdown of $7.77 million under a new revolving credit facility with Square 1 Bank of Durham, North Carolina, supplemented by aggregate proceeds of $6.18 million from the private placement of common stock and subordinated debt. The Square 1 Bank credit facility has a two-year term and provides for borrowings up to the lesser of $12 million or 85% of the Company's eligible accounts receivable. Outstanding borrowings under this facility bear interest at Square 1's prime rate plus 2.0%, subject to a minimum effective interest rate of 6.0%.

     The Company also raised $4.25 million from the sale of approximately 1,932,000 shares of common stock and $1.93 million from the issuance of subordinated debt. The subordinated notes bear interest at 12% per annum and have a maturity date of December 22, 2012. The Company also issued a total of 192,500 common stock purchase warrants to the subordinated note investors at an exercise price of $4.02 per share, which represents a 20% premium to the average closing price of the Company's common stock for the 20 consecutive trading days prior to the closing of the refinancing. The Company agreed to file a registration statement with the Securities and Exchange Commission to register the privately-issued shares and the shares of common stock underlying the warrants.

     On December 23, 2009, the Company issued a press release announcing the refinancing of its bank debt. A copy of the press release is attached as
Exhibit 99.1.


ITEM 9.01.     Financial Statements and Exhibits

(c)  Exhibits

         99.1 Press release of the Registrant dated December 23, 2009 announcing the bank debt refinancing


                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CALAMP CORP.


    December 23, 2009	          By:   /s/ Richard K. Vitelle
    _________________                  _________________________
          Date                          Richard K. Vitelle,
                                        Vice President-Finance
                                        (Principal Financial Officer)